Supplemental Cash Flow Information - Summary of Supplemental Cash Flow Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Supplemental Cash Flow Information
Trade receivables and other	$ (4,213)	$ (553)
Trade and other payables	1,872	(2,169)
Net (decrease) increase in cash	(2,341)	(2,722)
Significant non-cash transactions:
Common shares received on conversion of convertible debentures	$ 13,965	$ 0